                                                                     EXHIBIT 4.4


                         SUPPLEMENTAL INDENTURE (this "Supplemental Indenture")
                    dated as of March 7, 2000, between RAYTHEON COMPANY, a Delaware corporation (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

               WHEREAS the Company has executed and delivered to the Trustee an Indenture dated as of July 3, 1995, providing for the issuance and sale by the Company from time to time of its senior debt securities (the "Securities"), which term shall include any Securities issued under the Indenture (as defined below) after the date hereof;

               WHEREAS Section 901(7) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of establishing any form of Security, as provided in Article Two of the Indenture, providing for the issuance of any series of Securities as provided in Article Three of the Indenture and/or adding to the rights of the Holders of the Securities of any series;

               WHEREAS the Company proposes in and by this Supplemental Indenture to supplement and amend the Indenture in certain respects to establish four series of Securities issued pursuant to the Indenture designated as the "Floating Rate Notes Due 2002" in initial principal amount of $200,000,000, the "7.90% Notes Due 2003" in initial principal amount of $800,000,000, the "8.20% Notes Due 2006" in initial principal amount of $850,000,000 and the "8.30% Notes Due 2010" in initial principal amount of $400,000,000; and

               WHEREAS the Company has requested that the Trustee execute and deliver this Supplemental Indenture and has certified that all requirements necessary to make this Supplemental Indenture a valid instrument in accordance with its terms have been satisfied, and that the execution and delivery of this Supplemental Indenture has been duly authorized in all respects.

               NOW THEREFORE, the Company and the Trustee hereby agree that the following sections of this Supplemental Indenture supplement and amend the Indenture with respect to the Notes (as defined below):

               SECTION 1. Definitions. (a) Capitalized terms used herein and
                          -----------
not defined herein have the meanings ascribed to such terms in the Indenture.

               (b) Section 101 of Article One of the Indenture is hereby, solely with respect to the Notes, supplemented to add or, where a definition for a term already exists, amended by replacement with, the following definitions:

               "Additional Notes" means Notes Due 2002, Notes Due 2003, Notes Due 2006 and Notes Due 2010 issued from time to time after the Notes Closing Date under the terms of this Indenture (other than pursuant to Section 206, 207 or 305 of this Indenture and other than Exchange Notes).

               "Agent Members" has the meaning provided in Section 206.

               "Exchange Notes" means (1) Notes Due 2002, Notes Due 2003, Notes Due 2006 and Notes Due 2010 issued pursuant to Section 2(a) of the Registration Rights Agreement and this Indenture in connection with an Exchange Offer (as defined in the Registration Rights Agreement) and (2) Additional Notes, if any, issued pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act.

               "Global Notes" has the meaning provided in Section 202.

               "Indenture" means the Indenture dated as of July 3, 1995, between the Company and the Trustee, as supplemented and amended by the Supplemental Indenture dated as of March 7, 2000, between the Company and the Trustee.

               "Initial Notes" means (1) Notes Due 2002, Notes Due 2003,
          Notes Due 2006 and Notes Due 2010 issued pursuant to this Indenture on the Notes Closing Date and (2) Additional Notes, if any, issued in a transaction exempt from the registration requirements of the Securities Act.

               "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1),
          (2), (3) or (7) under the Securities Act.

               "Non-U.S. Person" means a Person who is not a "U.S. person" (as defined in Regulation S).

               "Notes" means four series of Securities, Notes Due 2002, Notes Due 2003, Notes Due 2006 and Notes Due 2010. Each series of Notes shall include the Initial Notes and the Exchange Notes of such series, which together shall constitute one series of Securities for the purposes of this Indenture.

               "Notes Closing Date" means March 7, 2000.

               "Notes Due 2002" means a series of Securities issued pursuant to this Indenture designated Floating Rate Notes Due 2002, in initial principal amount of $200,000,000.

               "Notes Due 2003" means a series of Securities issued pursuant to this Indenture designated 7.90% Notes Due 2003, in initial principal amount of $800,000,000.

               "Notes Due 2006" means a series of Securities issued pursuant to this Indenture designated 8.20% Notes Due 2006, in initial principal amount of $850,000,000.

               "Notes Due 2010" means a series of Securities issued pursuant to this Indenture designated 8.30% Notes Due 2010, in initial principal amount of $400,000,000.

               "Offshore Global Notes" has the meaning provided in Section
          202.

               "Offshore Physical Notes" has the meaning provided in Section
          202.

               "Physical Notes" has the meaning provided in Section 202.

               "Private Placement Legend" means the legend initially set forth on the Notes in the form set forth in Section 204(a).

               "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

               "Purchase Agreement" means (1) with respect to the Initial Notes issued on the Notes Closing Date, the Purchase Agreement dated March 2, 2000, among the

          Company and the Initial Purchasers (as defined in the Purchase Agreement) as of the Notes Closing Date and (2) with respect to each issuance of Additional Notes, the purchase agreement or underwriting agreement among the Company and the Persons purchasing such Additional Notes.

               "Registration Rights Agreement" means (1) with respect to the Initial Notes on the Notes Closing Date, the Registration Rights Agreement, dated March 2, 2000, between the Company and Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated, as representatives for the Initial Purchasers (as defined in the Registration Rights Agreement) as of the Notes Closing Date and (2) with respect to each issuance of Additional Notes issued in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, among the Company and the Persons purchasing such Additional Notes under the related Purchase Agreement.

               "Registration Statement" means the Registration Statement as defined and described in the Registration Rights Agreement.

               "Regulation S" means Regulation S under the Securities Act.

               "Rule 144A" means rule 144A under the Securities Act.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Shelf Registration Statement" has the meaning provided in the Registration Rights Agreement.

               "U.S. Global Notes" has the meaning provided in Section 202.

               "U.S. Physical Notes" has the meaning provided in Section 202.

               SECTION 2. Creation of the Notes. Pursuant to Section 301 of
                          ---------------------
the Indenture, there are hereby created four new series of Securities designated as the "Floating Rate Notes Due 2002" in initial principal amount of $200,000,000, the "7.90% Notes Due 2003" in initial principal amount of $800,000,000, the "8.20% Notes Due 2006" in initial principal amount of $850,000,000 and the "8.30% Notes Due 2010" in initial principal amount of $400,000,000. Each series of Notes shall include the Initial Notes and the Exchange Notes of such series, which together shall constitute one series of Securities for purposes of the Indenture. The interest rate on the Notes could increase by .25% per annum under certain circumstances, as provided for in the Registration Rights Agreement.

               SECTION 3. Amendments to Article Two.
                          --------------------------
(a) Sections 202 and 203 of Article Two of the Indenture are hereby amended, solely with respect to the Notes, by replacing them in their entirety with the following:

          "Section 202. Form of Notes. The Notes and the Trustee's certificate
                        -------------
     of authentication shall be substantially in the form annexed hereto as Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Notes and the Trustee's certificate of authentication shall be substantially in the form annexed hereto as Annex B, which is hereby incorporated in and expressly made a part of this Indenture. The terms and provisions contained in the forms of the Notes annexed hereto as Exhibit A and Exhibit B shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          Each series of Notes offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global notes in registered form, substantially in the form set forth in Exhibit A (the "U.S. Global Notes"), deposited with the Trustee, as custodian for the
      -----------------
     Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of each series of the U.S. Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          Each series of Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global notes in registered form substantially in the form set forth in Exhibit A (the "Offshore Global Notes") deposited with the
                                  ---------------------
     Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of each series of the

     Offshore Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          Notes offered and sold in reliance on Regulation D under the Securities Act shall be issued in the form of permanent certificated securities in registered form in substantially the form set forth in Exhibit A (the "U.S. Physical Notes"). Notes issued pursuant to Section 206
                     -------------------
     in exchange for interests in the Offshore Global Notes shall be in the form of permanent certificated securities in registered form substantially in the form set forth in Exhibit A (the "Offshore Physical Notes").
                                           -----------------------

          The Offshore Physical Notes and the U.S. Physical Notes are sometimes collectively referred to herein as the "Physical Notes." The U.S. Global
                                             --------------
     Notes and the Offshore Global Notes are sometimes collectively referred to herein as the "Global Notes".
                    ------------

          Section 203.  [Not Applicable]"

          (b) Section 204 of Article Two of the Indenture is hereby amended, solely with respect to the Notes, by replacing it in its entirety with the following:

          "Section 204. Restrictive Legends. (a) Unless and until an Initial
                        -------------------
     Note is exchanged for an Exchange Note in connection with an effective Registration Statement, or during a period other than the period of the effectiveness of the Shelf Registration Statement with respect to the Initial Notes, pursuant to the Registration Rights Agreement (i) each U.S. Global Note and each U.S. Physical Note shall bear the legend set forth below on the face thereof and (ii) each Offshore Physical Note and each Offshore Global Note shall bear the legend set forth below on the face thereof until at least the 41st day after the Notes Closing Date and receipt by the Company and the Trustee of a certificate substantially in the form of Exhibit C hereto.

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER
          (1) REPRESENTS THAT (A) IT IS A

          "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
          (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO RAYTHEON COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (F) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS NOTE TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH

          CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(E) ABOVE OR ANY TRANSFER OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          (b) Each Global Note, whether or not an Exchange Note, shall also bear the following legend on the face thereof:

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 207 OF THE INDENTURE."

          (c) Article Two of the Indenture is hereby supplemented and amended, solely with respect to the Notes, by adding thereto at the end thereof the following new Sections 206, 207 and 208:

[GRAPHIC OMITTED]

          "Section 206. Book-Entry Provisions for Global Notes. (a) The U.S.
                        --------------------------------------
     Global Notes and Offshore Global Notes initially shall (i) be registered in the name of the Depositary for such Global Notes or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 204.

          Members of, or participants in, the Depositary (the "Agent Members")
                                                               -------------
     shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Note and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

          (b) Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, its successor or their respective nominees. Interests of beneficial owners in a Global Note may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 207. In addition, U.S. Physical Notes and Offshore Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Notes or the Offshore Global Notes, respectively, if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the U.S. Global Notes or the Offshore Global Notes, as the case may be, and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Security Registrar has received a request to the foregoing effect from the Depositary.

          (c) Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in the other Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

          (d) In connection with any transfer of a portion of the beneficial interests in a U.S. Global Note or Offshore Global Note to beneficial owners pursuant to paragraph (b) of this Section, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Notes or Offshore Global Notes, as the case may be, in an amount equal to the principal amount of the beneficial interest in such Global Notes to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Notes or Offshore Physical Notes, as the case may be, of like tenor and amount.

          (e) In connection with the transfer of the entire U.S. Global Note or Offshore Global Note to beneficial owners pursuant to paragraph (b) of this Section, the U.S. Global Note or Offshore Global Note, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Note or Offshore Global Note, as the case may be, an equal aggregate principal amount of U.S. Physical Notes or Offshore Physical Notes, as the case may be, of authorized denominations.

          (f) Any U.S. Physical Note delivered in exchange for an interest in the U.S. Global Note pursuant to paragraph (b), (d) or (e) of this Section shall, except as otherwise provided by paragraph (e) of Section 207, bear the legend regarding transfer restrictions applicable to the U.S. Physical Note set forth in Section 204.

          (g) Any Offshore Physical Note delivered in exchange for an interest in the Offshore Global Note pursuant to paragraph (b), (d) or (e) of this Section shall, except as otherwise provided by paragraph (e) of Section 207, bear the legend regarding transfer restrictions applicable to the Offshore Physical Note set forth in Section 204.

          (h) The registered holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

          (i) Beneficial owners of interests in a U.S. Global Note may receive U.S. Physical Notes (which shall bear the Private Placement Legend if required by Section 204) in accordance with the procedures of the Depositary. In connection with the execution, authentication and delivery of such U.S. Physical Notes, the Security Registrar shall reflect on its books and records a decrease in the principal amount of the relevant U.S. Global Note equal to the principal amount of such U.S. Physical Notes and the Company shall execute and the Trustee shall authenticate and deliver one or more U.S. Physical Notes having an equal aggregate principal amount.

          Section 207. Special Transfer Provisions. Unless and until an Initial
                       ---------------------------
     Note is transferred or exchanged under an effective Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply:

          (a)   Transfers to Non-QIB Institutional Accredited Investors. The
                -------------------------------------------------------
     following provisions shall apply with respect to the registration of any proposed transfer of an Initial Note to any Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons):

               (i) The Security Registrar shall register the transfer of any Initial Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act as in effect with respect to such transfer or (y) the proposed transferee has delivered to the Security Registrar (A) a certificate substantially in the form of Exhibit D hereto and (B) if the aggregate principal amount of the Notes being transferred is less than $100,000 at the time of such transfer, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act.

               (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Note, upon receipt by the Security Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Note in an amount equal to the principal amount of the beneficial interest in the U.S. Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Notes of like tenor and amount.

         (b) Transfers to QIBs. The following provisions shall apply with
             -----------------
     respect to the registration of any proposed transfer of a U.S. Physical Note, an interest in a U.S. Global Note or an interest in an Offshore Global Note prior to the removal of the Private Placement Legend to a QIB (excluding Non-U.S. Persons):

             (i) If the Note to be transferred consists of (x) either (A) an interest in an Offshore Global Note prior to the removal of the Private Placement Legend or (B) U.S. Physical Notes, the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the U.S. Global Notes, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

               (ii) If the proposed transferee is an Agent Member, and the Note to be transferred consists of U.S. Physical Notes, upon receipt by the Security Registrar of the documents referred to in clause (i) and instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Notes in an amount equal to the principal amount of the U.S. Physical Notes to be transferred, and the Trustee shall cancel the U.S. Physical Notes so transferred.

         (c)   Transfers of Interests in the Offshore Global Notes or Offshore
               ---------------------------------------------------------------
     Physical Notes. The following provisions shall apply with respect to any
     --------------
     transfer of interests in the Offshore Global Notes or Offshore Physical
     Notes:

               (i) prior to the removal of the Private Placement Legend from an Offshore Global Note or Offshore Physical Note pursuant to Section 204, the Security Registrar shall refuse to register such transfer unless such transfer complies with Section 207(b) or Section 207(d), as the case may be; and

               (ii) after such removal, the Security Registrar shall register the transfer of any such Note without requiring any additional certification.

         (d)   Transfers to Non-U.S. Persons at Any Time. The following
               -----------------------------------------
     provisions shall apply with respect to any transfer of a Note to a Non-U.S.
     Person:

               (i) The Security Registrar shall register any proposed transfer to any Non-U.S. Person if the Note to be transferred is a U.S. Physical Note or an interest in the U.S. Global Note only upon receipt of a certificate substantially in the form of Exhibit E from the proposed transferor.

               (ii) (a) If the proposed transferor is an Agent Member holding a beneficial interest in a U.S. Global Note, upon receipt by the Security Registrar of (x) the documents required by paragraph (i) and
         (y) instructions in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of such U.S. Global Note in an amount equal to the principal amount of the beneficial interest in the U.S. Global Note to be transferred, and (b) if the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Note in an amount equal to the principal amount of the U.S. Physical Notes or the U.S. Global Notes, as the case may be, to be transferred, and the Trustee shall cancel the Physical Note, if any, so transferred or decrease the amount of the U.S. Global Note.

          (e)  Private Placement Legend. (i) Upon the registration of transfer,
               ------------------------
     exchange or replacement of Notes not bearing the Private Placement Legend, the Security Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Security Registrar shall deliver only Notes that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraphs (a)(i)(x) or
     (c)(ii) of this Section 207 exist or (ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

               (ii) After a transfer of any Initial Notes during the period of the effectiveness of the Shelf Registration Statement with respect to such Initial Notes, all requirements pertaining to the Private Placement Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

          (f)  General. By its acceptance of any Note bearing the Private
               -------
     Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Security Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Security Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Security Registrar shall not be required to determine
     --------
     (but may conclusively rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

          The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 305 or this
     Section 207 in accordance with its customary procedures. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

          Section 208. Issuance of Additional Notes. The Company shall be
                       ----------------------------
     entitled to issue Additional Notes under this Indenture which shall have identical terms as the Initial Notes issued on the Notes Closing Date, other than with respect to the date of issuance and issue price. The Initial Notes issued on the Notes Closing Date, any Additional Notes and all Exchange Notes issued in exchange therefor shall be treated as a single class for all purposes under this Indenture.

          With respect to any Additional Notes, the Company shall set forth in a resolution of the Board of Directors and an Officers' Certificate, a copy of each which shall be delivered to the Trustee, the following information:

                  (1) the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Indenture;

                  (2) the issue price, the issue date and the CUSIP number of such Additional Notes; provided, however, that no Additional Notes may
                                --------  -------
         be issued at a price that would cause such Additional Notes to have "original issue discount" within the meaning of Section 1273 of the Code; and

                  (3) whether such Additional Notes shall be Notes that bear or are required to bear the legend set forth in Section 204(a) and issued in the form of Initial Notes as set forth in Exhibit A or shall be issued in the form of Exchange Notes as set forth in Exhibit B."

         SECTION 4. Amendment to Article Three. The third paragraph of Section
                    --------------------------
 305 of Article Three of the Indenture is hereby supplemented and amended, solely with respect to the Notes, to read in its entirety as follows:

         "Subject to Sections 206 and 207, at the option of the Holder, any series of Notes may be exchanged for other Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms (including an exchange of Notes for Exchange Notes), upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the noteholder making the exchange is entitled to receive; provided,
                                                                      --------
     that no exchanges of Notes for Exchange Notes shall occur until a Registration Statement shall have been declared effective by the Commission (confirmed in an Officers' Certificate delivered to the Trustee) and that any Notes that are exchanged for Exchange Notes shall be canceled by the Trustee."

         SECTION 5. This Supplemental Indenture. This Supplemental
                    ---------------------------
Indenture and the Exhibits hereto shall be construed as supplemental to the Indenture and shall form a part of it, and the Indenture is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

         SECTION 6. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE
                    -------------
GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. Counterparts. This Supplemental Indenture may be executed in
                    ------------
two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         SECTION 8. Headings. The headings of this Supplemental Indenture are
                    --------
for reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 9.  Trustee Not Responsible for Recitals. The recitals herein
                     ------------------------------------
 contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture.

         SECTION 10. Separability. In case any one or more of the provisions
                     ------------
contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.

                                            RAYTHEON COMPANY,

                                              by /s/ Richard A. Goglia
                                                ________________________________
                                                Name: Richard A Goglia
                                                Title: Vice President and
                                                       Treasurer


                                            THE BANK OF NEW YORK, as trustee,

                                              by /s/ Michael Culhane
                                                ________________________________
                                                Name: Michael Culhane
                                                Title: Vice President

                                                                       EXHIBIT A
                                                                       ---------



                              [Global Notes Legend]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 207 OF THE INDENTURE.

                         [Restricted Securities Legend]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO RAYTHEON COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF

THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (F) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, AND
(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS NOTE TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(E) ABOVE UPON ANY TRANSFER OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) OR THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                        [FORM OF FACE OF INITIAL NOTE]

                               RAYTHEON COMPANY

                      [Floating Rate] [[  ]%] Note Due [  ]

                                             [CUSIP] [CINS] No. [  ]


No.                                                            $[  ]


          RAYTHEON COMPANY, a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to CEDE & CO., or its registered assigns, the
principal sum of [      ] Dollars ($[     ]) on March 1, [       ].

          Interest Payment Dates: [March 1 and September 1, commencing
[September 1] [       ]] [ March 1, June 1, September 1, and December 1, commen-
cing [June 1] [       ]].

          Regular Record Dates: [February 15 and August 15] [February 15, May 15, August 15 and November 15].

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture dated as of July 3, 1995, as supplemented and amended by the Supplemental Indenture dated as of March 7, 2000 (as so supplemented and amended, the "Indenture"). This Note is one of four series of Securities of the Company issued pursuant to the Indenture and is designated as
the [Floating Rate] [[       ]%] Notes Due [       ] (hereinafter referred to
as the "Notes"), in initial principal amount of $[       ].

          IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.


Date:                                                 RAYTHEON COMPANY


                                                 By:  _________________________


[SEAL]

Attest:

___________________________




                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                                     THE BANK OF NEW YORK
                                                          As Trustee


                                                  By:___________________________
                                                     Authorized Officer

                    [FORM OF REVERSE SIDE OF INITIAL NOTE]

                               RAYTHEON COMPANY

                       [Floating Rate] [[  ]%] Note Due [  ]


 1.  Principal and Interest.

          Raytheon Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the
principal sum of [       ] Dollars [($      )] on March 1, [      ], [and to pay
interest thereon from, and including, March 7, 2000 to, but excluding, June 1, 2000, at a rate per annum equal to 6.75% (the "Initial Interest Rate") and thereafter at a rate per annum equal to LIBOR (as defined below) plus .63%, until the principal hereof is paid or made available for payment, payable quarterly in arrears on March 1, June 1, September 1 and December 1, commencing on June 1; provided, however, that if any Interest Payment Date (other than the
           --------  -------
Stated Maturity or a redemption date) would fall on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day, except that if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the next preceding Business Day. If the Stated Maturity or a redemption date falls on a day that is not a Business Day, the payment of principal and interest on this Note due on such date will be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Stated Maturity or such redemption date.] [and to pay interest thereon from March 7, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 1 and September 1 in each year, commencing September 1, 2000, at the rate of [ ]% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of [ ]% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.] Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided,
                                                                 --------
however, that at the option of the Company payment of interest may be made by
-------
check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          [The rate of interest on this Note will be reset quarterly (the "Interest Reset Period," and the first day of each Interest Reset Period being an "Interest Reset Date"). The Interest Reset Dates will be March 1, June 1, September 1 and December 1, commencing June 1, 2000; provided, however, that the interest rate in effect from the date of original issue to the first Interest Reset Date will be the Initial Interest Rate. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York and that is also a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

          Interest payments on this Note shall be the amount of interest accrued from, and including, the date of original issue or from, and including, the last date to which interest has been paid to, but excluding, the Interest Payment Date, the Stated Maturity or a redemption date, as the case may be.

     Accrued interest on this Note shall be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which interest is being paid. The interest factor for each such day is computed by dividing the interest rate applicable to such day by
360. All percentages used in or resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent, with one-half cent rounded upward. The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate).

          The "Interest Determination Date" pertaining to an Interest Reset Date will be the second London Banking Day preceding such Interest Reset Date. "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

          "LIBOR" for each Interest Reset Date will be determined by The Bank of New York (together with its successors and assigns as calculation agent for this Note, the "Calculation Agent") as follows:

          (i) As of each Interest Determination Date, the Calculation Agent will determine LIBOR as the rate for deposits in U.S. dollars for a period of three months, commencing on such Interest Determination Date, that appears on Page 3750 on Bridge Telerate Inc., or any successor page, at approximately 11:00 a.m., London time, on such Interest Determination Date. If no rate appears, LIBOR in respect of such Interest Determination Date will be determined as described in (ii) below.

          (ii) With respect to an Interest Determination Date on which no rate appears, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotations for deposits in U.S. dollars for a period of three months, commencing on the second London Banking Day immediately following such Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such Interest Determination Date and in a principal amount that is representative of a single transaction in U.S. dollars in such market at such time. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York time, on the Interest Reset Date by three major banks in New York City selected by the Calculation Agent (after consultation with the Company) for loans in U.S. dollars to leading European banks, for a period of three months, commencing on the Interest Reset Date and in a principal amount that is representative of a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks selected as
                          --------  -------
     aforesaid by the Calculation Agent are not quoting rates as mentioned in this sentence, LIBOR for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on this Note for such Interest Reset Period shall be the Initial Interest Rate).]

          See paragraph 10 below for a description of circumstances under which Additional Interest may accrue on this Note.

2.   Paying Agent and Registrar.
     --------------------------

          Initially, the Trustee will be the Paying Agent and the Security Registrar with respect to this Note. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents and other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts; provided that there will at all times be a Paying Agent in The
                --------
City of New York.

3.   Redemption.
     ----------

          [The Notes will not be redeemable.]

          [The Notes will be redeemable as a whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sums of the present values of the remaining scheduled payments of principal and interest thereon from the redemption date to March 1,
[    ], discounted to the redemption date on a semiannual basis (assuming a 360-
day year consisting of twelve 30-day months) at the Treasury Rate plus [20][25] basis points plus, in either case, any interest accrued but not paid to the date of redemption. Notice of any redemption will be mailed at least 30 days but no more than 60 days before the redemption date to each holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. The Notes will not be subject to any sinking fund provision.

          Notice of any redemption will be mailed at least 30 days but no more than 60 days before the redemption date to each holder of the Notes to be redeemed.

          Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

          "Treasury Rate" means, with respect to any redemption date for the Notes, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Maturity Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or
(ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such notes.

          "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

          "Comparable Treasury Price" means, with respect to any redemption date for the Notes, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations .

          "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and two other primary U.S. Government securities dealers in New York City (each, a "Primary Treasury Dealer") appointed by the Trustee in consultation with the Company; provided,
                                                                    --------
however, that if any of the foregoing shall cease to be a Primary Treasury
-------
Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.]

4.   Denominations; Transfer; Exchange.
     ---------------------------------

          The Notes are issuable in registered form without coupons, in denominations of $1,000 and integral multiples thereof. The Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

          Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

          No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.

          Subject to the provisions of the Indenture, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

5.   Amendment; Supplement; Waiver.
     -----------------------------

          The Indenture contains provisions permitting the Company and the Trustee, with certain exceptions as therein provided, without the consent of the Holders of a majority in principal amount of the outstanding Securities of each series to be affected, to evidence the succession of another Person to the Company; to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities or to surrender any rights or power upon the Company; to add any additional Event of Default; to add to or change certain provisions of the Indenture; to secure the Securities; to establish the form or terms of Securities of any series; to evidence and provide for the acceptance of any successor Trustee; and to cure any ambiguity or to correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of a majority in principal amount of the outstanding Securities of each series to be affected, to execute supplemental indentures adding any provisions to or changing or eliminating any of the provisions of the Indenture or modifying the rights of the Holders of the Securities of such series to be affected, except that no such supplemental indenture may, without the consent of all of the Holders of affected Securities, among other things, change the fixed maturity of any Securities or reduce the aforesaid percentage in principal amount of Securities of any series the consent of the Holders of which is required for any such supplemental indenture.

          The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

6.   Restrictive Covenants.
     ---------------------

          The Indenture imposes certain limitations of (i) the ability of the Company or its Significant Subsidiaries to suffer to exist or incur Liens, (ii) the ability of the Company or its Significant Subsidiary to enter into transactions involving any sale and leaseback of any Principal Property and
(iii) the ability of the Company to merge, consolidate or transfer substantially all of its assets.

7.   Defaults and Remedies.
     ---------------------

          The Indenture provides that, if an Event of Default specified therein with respect to any series of Securities shall have happened and be continuing, either the Trustee or the Holders of 25% in aggregate principal amount of such series of Securities (or 25% in aggregate principal amount of all outstanding Securities under the Indenture, in the case of certain Events of Default affecting all series of Securities under the Indenture) may declare the principal of all such series of Securities to be due and payable.

          Events of Default in respect of the Securities of any series are provided in the Indenture and include: (i) default in the payment of any interest on any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; (ii) default in the payment of principal of, or premium, if any, on any Security of that series when it shall become due and payable; (iii) failure to deposit any sinking fund payment when and as due by the terms of a Security of that series; (iv) failure to perform any other covenants or agreements of the Company in the Indenture (other than covenants or agreements included in the Indenture solely for the benefit of a series or series of Securities thereunder other than that series) and continuance of such default for a period of 60 days after either the Trustee or the Holders of at least 25% of the principal amount of the Outstanding Securities of that series have given written notice in the manner provided for therein specifying such failure as provided in the Indenture; (v) certain events of bankruptcy, insolvency or reorganization of the Company; and (vi) any other Event of Default provided with respect to Securities of that series. If an Event of Default occurs with respect to Securities of any series, the Trustee shall give the Holders of the Securities of such series notice of such default, provided, however, that in the case of a default described in (iv) above, no
--------  -------
such notice to Holders shall be given until at least 30 days after the occurrence thereof.

          If an Event of Default with respect to the Securities of any series at the time outstanding occurs and is continuing, either the Trustee or the Holders of at least 25% of the aggregate principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series to be due and payable immediately. At any time after a declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree based on acceleration has been obtained, the Holders of a majority of the aggregate principal amount of Outstanding Securities of that series may, under certain circumstances, rescind and annul such acceleration.

          The Indenture provides that the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series may direct the time, method and place of conducting proceedings for remedies available to the Trustee or exercising any trust or power conferred on the Trustee in respect of such series, subject to certain conditions.

8.   Authentication.
     --------------

          This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

9.   Defeasance.
     ----------

          The Indenture provides that the Company may elect either (i) to defease and be discharged from any and all obligations in respect of a series of Securities then outstanding (except for certain obligations to register the transfer of or exchange of such series of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold monies for payment in trust) ("defeasance") or (ii) to be released from its obligations with respect to such series of Securities under any covenants applicable to such series of Securities which are determined pursuant to Section 301 of the Indenture to be subject to covenant defeasance ("covenant defeasance"), and the occurrence of an event described in clause (iv) under "Events of Default" above (insofar as with respect to covenants subject to covenant defeasance) shall no longer be an Event of Default, in the case of either (i) or (ii) if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations, which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient, without reinvestment, to pay all the principal of, premium, if any, and interest on such series of Securities on the dates such payments are due (which may include one or more redemption dates designated by the Company) and any mandatory sinking fund or analogous payments thereon in accordance with the terms of such series of Securities.

10.  Exchange Offer; Registration Rights.
     -----------------------------------

          Pursuant to a Registration Rights Agreement, the Company will file with the Commission and use its reasonable best efforts to cause to become effective a Registration Statement with respect to an issue of Notes identical in all material respects to the Notes and, upon becoming effective, to offer the Holders of the Notes the opportunity to exchange their Initial Notes for the Exchange Notes (the "Exchange Offer"). In the event that due to a change in current interpretations by the Commission, the Company is not permitted to effect such Exchange Offer, the Company will instead file a Shelf Registration Statement covering resales by the holders of Notes and will use its reasonable best efforts to cause such Shelf Registration Statement to become effective and to keep such Shelf Registration Statement effective for two years from the Notes Closing Date. The Company shall, in the event a Shelf Registration Statement is filed, provide to each Holder of the Notes copies of the prospectus and notify each such Holder when the Shelf Registration Statement has become effective. A Holder that sells Notes pursuant to a Shelf Registration Statement generally will be required to be named as a selling security holder in the related prospectus and to deliver a current prospectus to purchasers, and will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales. The Exchange Notes will be issued (i) under the Indenture or

(ii) under an indenture substantially similar to the Indenture, which, in either event, will provide that the Exchange Notes will not be subject to the transfer restrictions described in the Indenture.

          Pursuant to the Registration Rights Agreement, the Company will use its reasonable best efforts to: (i) file the Registration Statement or a Shelf Registration Statement with the Commission within 150 days after the Notes Closing Date, (ii) have such Registration Statement or Shelf Registration Statement declared effective by the Commission within 180 days after the Notes Closing Date and (iii) consummate the Exchange Offer and issue the Exchange Notes in exchange for all Notes validly tendered in accordance with the terms of the Exchange Offer within 210 days after the Notes Closing Date, or, in the alternative, cause such Shelf Registration Statement to remain effective for two years from the Notes Closing Date.

          If the Company fails to comply with the above provisions, additional interest (the "Additional Interest") shall accrue on this Note as follows:

          (i) If the Registration Statement or Shelf Registration Statement is not filed within 150 days following the Notes Closing Date, then commencing on the 151st day after the Notes Closing Date, Additional Interest shall accrue on the outstanding principal amount of this Note over and above the interest accruing at the rate specified on the face of this Note at a rate of .25% per annum; or

          (ii) If a Registration Statement or Shelf Registration Statement is not declared effective within 180 days following the Notes Closing Date, then commencing on the 181st day after the Notes Closing Date, Additional Interest shall accrue on the outstanding principal amount of this Note over and above the interest accruing at the rate specified on the face of this Note at a rate of .25% annum; or

          (iii) If either (A) the Company has not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to 30 days after the date on which the Registration Statement was declared effective, or (B) if applicable, the Shelf Registration Statement has been declared effective but such Shelf Registration Statement ceases to be effective at any time prior to two years from the Notes Closing Date, then Additional Interest shall accrue on the outstanding principal amount of this Note over and above the interest accruing at the rate specified on the face of this Note at a rate of .25% per annum immediately following the (x) 31st day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above;

provided, however, that the Additional Interest rate on this Note shall in no
--------  -------
event exceed .25% per annum; and, provided, further, that (1) upon the filing of
                                  --------  -------
the Registration Statement or Shelf Registration Statement (in the case of (i) above), (2) upon the effectiveness of the Registration Statement or Shelf Registration Statement (in the case of (ii) above), or (3) upon the exchange of Exchange Notes for all Notes tendered or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective prior to the expiration of the holding period referred to in Rule 144(k) (in the case of (iii) above), Additional Interest on this Note as a result of such clause (i),
(ii) or (iii) shall cease to accrue.

          Any amounts of Additional Interest due pursuant to clauses (i), (ii) or (iii) above will be payable in cash, on the same original payment dates as other interest due on this Note. The amount of Additional Interest due on this Note will be determined by multiplying the applicable Additional Interest rate by the outstanding principal amount of this Note, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

          If the Company effects the Exchange Offer, the Company will be entitled to close the Exchange Offer provided that the Company has accepted all Notes theretofore validly tendered in accordance with the terms of the Exchange Offer. Notes not tendered in the Exchange Offer shall bear interest at the same rates in effect at the time of issuance of the Notes.

11.  Obligation To Pay Interest Absolute.
     -----------------------------------

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and any premium of and any interest on this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

12.  Holders' Compliance with Registration Rights Agreement.
     ------------------------------------------------------

          Each Holder of a Note, by acceptance thereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

13.  Governing Law.
     -------------

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

14.  Abbreviations.
     -------------

          Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Raytheon Company, 141 Spring Street, Lexington, Massachusetts 02420, Attention of General Counsel.

                           [FORM OF TRANSFER NOTICE]

          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------

________________________________________________________________________________
Please print or typewrite name and address including zip code of assignee

________________________________________________________________________________
this Note and all rights thereunder, hereby irrevocably constituting and appointing _______________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.


                [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL
                       NOTES OTHER THAN EXCHANGE NOTES,
                     UNLEGENDED OFFSHORE GLOBAL NOTES AND
                      UNLEGENDED OFFSHORE PHYSICAL NOTES]

          In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the shelf registration statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                   ---------

[ ](a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.

                                      or
                                      --

[ ](b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 207 of the Indenture shall have been satisfied.

Date:____________________              _________________________________________
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:____________________              ________________________________________
                                       NOTICE: To be executed by an executive
                                       officer

                                                                       EXHIBIT B

                             [Global Notes Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 207 OF THE INDENTURE.

                       [FORM OF FACE OF EXCHANGE NOTE]
                               RAYTHEON COMPANY

                 [Floating Rate] [[  ]%] Exchange Note Due [  ]

                                              [CUSIP] [CINS] No. [  ]
No.                                                             $[  ]


          RAYTHEON COMPANY, a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of [ ] Dollars ($[ ]) on March 1, [ ].

          Interest Payment Dates: [March 1 and September 1, commencing [September 1] [ ]] [[March 1, June 1, September 1 and December 1, commencing [June 1] [ ]].

          Regular Record Dates: [February 15 and August 15].

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture dated as of July 3, 1995, as supplemented and amended by the Supplemental Indenture dated as of March 7, 2000 (as so supplemented and amended, the "Indenture"). This Note is one of four series of Securities of the Company issued pursuant to the Indenture and is designated as the [Floating Rate ] [[ ]%] Exchange Notes Due [ ] (hereinafter referred to as the "Exchange Notes"), in initial principal amount of $[ ].

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Date:                                                  RAYTHEON COMPANY



                                                  By:_________________________
                                                     Executive Vice President


[SEAL]

Attest:

____________________________________________
Assistant Secretary


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                                 THE BANK OF NEW YORK
                                                    As Trustee



                                                 By:____________________________
                                                    Authorized Officer

                   [FORM OF REVERSE SIDE OF EXCHANGE NOTE]
                               RAYTHEON COMPANY

               [Floating Rate] [[   ]%] Exchange Note Due [    ]


1.   Principal and Interest.
     ----------------------

          Raytheon Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the
principal sum of [     ] Dollars [($       )] on March 1, [    ], [and to pay
interest thereon from, and including, March 7, 2000 to, but excluding, June 1, 2000, at a rate per annum equal to 6.75% (the "Initial Interest Rate") and thereafter at a rate per annum equal to LIBOR (as defined below) plus .63%, until the principal hereof is paid or made available for payment, payable quarterly in arrears on March 1, June 1, September 1 and December 1, commencing on June 1; provided, however, that if any Interest Payment Date (other than the
           --------  -------
Stated Maturity or a redemption date) would fall on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day, except that if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the next preceding Business Day. If the Stated Maturity or a redemption date falls on a day that is not a Business Day, the payment of principal and interest on this Exchange Note due on such date will be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Stated Maturity or such redemption date.] [and to pay interest thereon from March 7, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 1 and September 1 in each year,
commencing September 1, 2000, at the rate of [    ]% per annum, until the
principal hereof is paid or made available for payment, and (to the extent that
the payment of such interest shall be legally enforceable) at the rate of [   ]%
per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Exchange Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date.] Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Exchange Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Exchange Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Exchange Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of and interest on this Exchange Note will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be
--------  -------
made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          [The rate of interest on this Exchange Note will be reset quarterly (the "Interest Reset Period," and the first day of each Interest Reset Period being an "Interest Reset Date"). The Interest Reset Dates will be March 1, June 1, September 1 and December 1, commencing June 1, 2000; provided, however, that the interest rate in effect from the date of original issue to the first Interest Reset Date will be the Initial Interest Rate. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York and that is also a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

          Interest payments on this Exchange Note shall be the amount of interest accrued from, and including, the date of original issue or from, and including, the last date to which interest has been paid to, but excluding, the Interest Payment Date, the Stated Maturity or a redemption date, as the case may be.

     Accrued interest on this Exchange Note shall be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which interest is being paid. The interest factor for each such day is computed by dividing the interest rate applicable to such day by
360. All percentages used in or resulting from any calculation of the rate of interest on this Exchange Note will be rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent, with one-half cent rounded upward. The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate).

          The "Interest Determination Date" pertaining to an Interest Reset Date will be the second London Banking Day preceding such Interest Reset Date. "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

          "LIBOR " for each Interest Reset Date will be determined by The Bank of New York (together with its successors and assigns as calculation agent for this Exchange Note, the "Calculation Agent") as follows:

               (i) As of each Interest Determination Date, the Calculation Agent will determine LIBOR as the rate for deposits in U.S. dollars for a period of three months, commencing on such Interest Determination Date, that appears on Page 3750 on Bridge Telerate Inc., or any successor page, at approximately 11:00 a.m., London time, on such Interest Determination Date. If no rate appears, LIBOR in respect of such Interest Determination Date will be determined as described in (ii) below.

               (ii) With respect to an Interest Determination Date on which no rate appears, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotations for deposits in U.S. dollars for a period of three months, commencing on the second London Banking Day immediately following such Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such Interest Determination Date and in a principal amount that is representative of a single transaction in U.S. dollars in such market at such time. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York time, on the Interest Reset Date by three major banks in New York City selected by the Calculation Agent (after consultation with the Company) for loans in U.S. dollars to leading European banks, for a period of three months, commencing on the Interest Reset Date and in a principal amount that is representative of a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting rates as mentioned in this sentence, LIBOR for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on this Exchange Note for such Interest Reset Period shall be the Initial Interest Rate).]

2.   Paying Agent and Registrar.
     --------------------------

          Initially, the Trustee will be the Paying Agent and the Security Registrar with respect to this Exchange Note. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents and other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts; provided that there will at all times be a
                                  --------
Paying Agent in The City of New York.

3.   Redemption.
     ----------

          [The Exchange Notes will not be redeemable.]

          [The Exchange Notes will be redeemable as a whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Exchange Notes and (ii) the sums of the present values of the remaining scheduled payments of
principal and interest thereon from the redemption date to March 1, [    ],
discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus [20][25] basis points plus, in either case, any interest accrued but not paid to the date of redemption. Notice of any redemption will be mailed at least 30 days but no more than 60 days before the redemption date to each holder of the Exchange Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Exchange Notes or portions thereof called for redemption. The Exchange Notes will not be subject to any sinking fund provision.

          Notice of any redemption will be mailed at least 30 days but no more than 60 days before the redemption date to each holder of Exchange Notes to be redeemed.

          Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Exchange Notes or portions thereof called for redemption.

          "Treasury Rate" means, with respect to any redemption date for the Exchange Notes, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Maturity Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or
(ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Exchange Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such notes.

          "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

          "Comparable Treasury Price" means, with respect to any redemption date for the Exchange Notes, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

          "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and two other primary U.S. Government securities dealers in New York City (each, a "Primary Treasury Dealer") appointed by the Trustee in consultation with the Company; provided,
                                                                    --------
however, that if any of the foregoing shall cease to be a Primary Treasury
-------
Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.]

4.   Denominations; Transfer; Exchange.
     ---------------------------------

          The Exchange Notes are issuable in registered form without coupons, in denominations of $1,000 and integral multiples thereof. The Exchange Notes may be exchanged for a like aggregate principal amount of Exchange Notes of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

          Upon due presentment for registration of transfer of this Exchange Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Exchange Note or Exchange Notes of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

          No service charge shall be made for any such transfer or but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.

          Subject to the provisions of the Indenture, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Exchange Note is registered as the owner hereof for all purposes, whether or not this Exchange Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

5.   Amendment; Supplement; Waiver.
     -----------------------------

          The Indenture contains provisions permitting the Company and the Trustee, with certain exceptions as therein provided, without the consent of the Holders of a majority in principal amount of the outstanding Securities of each series to be affected, to evidence the succession of another Person to the Company; to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities or to surrender any rights or power upon the Company; to add any additional Event of Default; to add to or change certain provisions of the Indenture; to secure the Securities; to establish the form or terms of Securities of any series; to evidence and provide for the acceptance of any successor Trustee; and to cure any ambiguity, to correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of a majority in principal amount of the outstanding Securities of each series to be affected, to execute supplemental indentures adding any provisions to or changing or eliminating any of the provisions of the Indenture or modifying the rights of the Holders of the Securities of such series to be affected, except that no such supplemental indenture may, without the consent of all of the Holders of affected Securities, among other things, change the fixed maturity of any Securities or reduce the aforesaid percentage in principal amount of Securities of any series the consent of the Holders of which is required for any such supplemental indenture.

          The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Exchange Note shall be conclusive and binding upon such Holder and upon all future Holders of this Exchange Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Exchange Note or such other Note.

6.   Restrictive Covenants.
     ---------------------

          The Indenture imposes certain limitations of (i) the ability of the Company or its Substantial Subsidiaries to suffer to exist or incur Liens, (ii) the ability of the Company or its Substantial Subsidiary to enter into any transactions involving any sale and leaseback of any Principal Property and
(iii) the ability of the Company to merge, consolidate or transfer substantially all of its assets.

7.   Defaults and Remedies.
     ---------------------

          The Indenture provides that, if an Event of Default specified therein with respect to any series of Securities shall have happened and be continuing, either the Trustee or the Holders of 25% in aggregate principal amount of such series of Securities (or 25% in aggregate principal amount of all outstanding Securities under the Indenture, in the case of certain Events of Default affecting all series of Securities under the Indenture) may declare the principal of all such series of Securities to be due and payable.

          Events of Default in respect of the Securities of any series are provided in the Indenture and include: (i) default in the payment of any interest on any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; (ii) default in the payment of principal of, or premium, if any, on any Security of that series when it shall become due and payable; (iii) failure to deposit any sinking fund payment when and as due by the terms of a Security of that series; (iv) failure to perform any other covenants or agreements of the Company in the Indenture (other than covenants or agreements included in the Indenture solely for the benefit of a series or series of Securities thereunder other than that series) and continuance of such default for a period of 60 days after either the Trustee or the Holders of at least 25% of the principal amount of the Outstanding Securities of that series have given written notice in the manner provided for therein specifying such failure as provided in the Indenture; (v) certain events of bankruptcy, insolvency or reorganization of the Company; and (vi) any other Event of Default provided with respect to Securities of that series. If an Event of Default occurs with respect to Securities of any series, the Trustee shall give the Holders of the Securities of such series notice of such default, provided, however, that in the case of a default described in (iv) above, no
--------  -------
such notice to Holders shall be given until at least 30 days after the occurrence thereof.

          If an Event of Default with respect to the Securities of any series at the time Outstanding occurs and is continuing, either the Trustee or the Holders of at least 25% of the aggregate principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series to be due and payable immediately. At any time after a declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree based on acceleration has been obtained, the Holders of a majority of the aggregate principal amount of outstanding Securities of that series may, under certain circumstances, rescind and annul such acceleration.

          The Indenture provides that the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series may direct the time, method and place of conducting proceedings for remedies available to the Trustee or exercising any trust or power conferred on the Trustee in respect of such series, subject to certain conditions.

8.   Authentication.
     --------------

          This Exchange Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Exchange Note.

9.   Defeasance.
     ----------

          The Indenture provides that the Company may elect either (i) to defease and be discharged from any and all obligations in respect of a series of Securities then outstanding (except for certain obligations to register the transfer of or exchange of such series of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold monies for payment in trust) ("defeasance") or (ii) to be released from its obligations with respect to such series of Securities under any covenants applicable to such series of Securities which are determined pursuant to Section 301 of the Indenture to be subject to covenant defeasance ("covenant defeasance"), and the occurrence of an event described in clause (iv) under "Events of Default" above (insofar as with respect to covenants subject to covenant defeasance) shall no longer be an Event of Default, in the case of either (i) or (ii) if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations, which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient, without reinvestment, to pay all the principal of, premium, if any, and interest on such series of Securities on the dates such payments are due (which may include one or more redemption dates designated by the Company) and any mandatory sinking fund or analogous payments thereon in accordance with the terms of such series of Securities.

10.  Exchange Offer; Registration Rights.
     -----------------------------------

               [Not Applicable]

11.  Obligation To Pay Interest Absolute.
     -----------------------------------

          No reference herein to the Indenture and no provision of this Exchange Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and any premium of and any interest on this Exchange Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

12.  Holders' Compliance with Registration Rights Agreement.
     ------------------------------------------------------

          Each Holder of an Exchange Note, by acceptance thereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

13.  Governing Law.
     -------------

          THIS EXCHANGE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

14.  Abbreviations.
     -------------

          Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Raytheon Company, 141 Spring Street, Lexington, Massachusetts 02420, Attention of General Counsel.

                           [FORM OF TRANSFER NOTICE]

          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
---------------------------------

________________________________________________________________________________
Please print or typewrite name and address including zip code of assignee

________________________________________________________________________________
this Exchange Note and all rights thereunder, hereby irrevocably constituting and appointing ______________ attorney to transfer said Exchange Note on the books of the Company with full power of substitution in the premises.

                                                                       EXHIBIT C
                                                                       ---------


                              Form of Certificate
                              -------------------

                                                                          [DATE]


The Bank of New York
101 Barclay Street
New York, NY 10286
Attention:  Corporate Trust Administration

Re:  Raytheon Company (the "Company")
     --------------------------------
     $200,000,000 Floating Rate Notes Due 2002 (the "Notes")
     -------------------------------------------------------

Ladies and Gentlemen:

          This letter relates to a Note (the "Legended Note") which bears a legend outlining restrictions upon transfer of such Legended Note. Pursuant to
Section 204 of the Indenture dated as of July 3, 1995, as supplemented and amended by the Supplemental Indenture dated as of March 7, 2000 (as so supplemented and amended, the "Indenture"), relating to the Notes, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount of Notes, all in the manner provided for in the Indenture.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                  Very truly yours,

                                                  [Name of Holder]

                                                  By:  _________________________
                                                       Authorized Signature

                              Form of Certificate
                              -------------------

                                                                          [DATE]


The Bank of New York
101 Barclay Street
New York, NY 10286
Attention:  Corporate Trust Administration

Re:  Raytheon Company (the "Company")
     --------------------------------
     $800,000,000 7.90% Notes Due 2003 (the "Notes")
     -----------------------------------------------

Ladies and Gentlemen:

          This letter relates to a Note (the "Legended Note") which bears a legend outlining restrictions upon transfer of such Legended Note. Pursuant to
Section 204 of the Indenture dated as of July 3, 1995, as supplemented and amended by the Supplemental Indenture dated as of March 7, 2000 (as so supplemented and amended, the "Indenture"), relating to the Notes, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount of Notes, all in the manner provided for in the Indenture.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                  Very truly yours,

                                                  [Name of Holder]

                                                  By:  _________________________
                                                       Authorized Signature

                              Form of Certificate
                              -------------------

                                                                          [DATE]

The Bank of New York
101 Barclay Street
New York, NY 10286
Attention:  Corporate Trust Administration

Re:  Raytheon Company (the "Company")
     --------------------------------
     $850,000,000 8.20% Notes Due 2006 (the "Notes")
     -----------------------------------------------

Ladies and Gentlemen:

          This letter relates to a Note (the "Legended Note") which bears a legend outlining restrictions upon transfer of such Legended Note. Pursuant to
Section 204 of the Indenture dated as of July 3, 1995, as supplemented and amended by the Supplemental Indenture dated as of March 7, 2000 (as so supplemented and amended, the "Indenture"), relating to the Notes, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount of Notes, all in the manner provided for in the Indenture.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                             Very truly yours,

                                             [Name of Holder]

                                             By:  ______________________________
                                                  Authorized Signature

                              Form of Certificate
                              -------------------

                                                                          [DATE]

The Bank of New York
101 Barclay Street
New York, NY 10286
Attention:  Corporate Trust Administration

Re:  Raytheon Company (the "Company")
     --------------------------------
     $400,000,000 8.30% Notes Due 2010 (the "Notes")
     -----------------------------------------------

Ladies and Gentlemen:

          This letter relates to a Note (the "Legended Note") which bears a legend outlining restrictions upon transfer of such Legended Note. Pursuant to
Section 204 of the Indenture dated as of July 3, 1995, as supplemented and amended by the Supplemental Indenture dated as of March 7, 2000 (as so supplemented and amended, the "Indenture"), relating to the Notes, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount of Notes, all in the manner provided for in the Indenture.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                             Very truly yours,

                                             [Name of Holder]

                                             By:  ______________________________
                                                  Authorized Signature

                                                                       EXHIBIT D
                                                                       ---------

                          Form of Certificate to be
                         Delivered in Connection with
                   Transfers to Non-QIB Accredited Investors
                   -----------------------------------------

                                                                          [DATE]


The Bank of New York
101 Barclay Street
New York, NY 10286
Attention:  Corporate Trust Administration

Re:  Raytheon Company (the "Company")
     --------------------------------
     $200,000,000 Floating Rate Notes Due 2002 (the "Notes")
     -------------------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed purchase of the Notes, we confirm that:

          1. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of July 3, 1995, as supplemented and amended by the Supplemental Indenture dated as of March 7, 2000 (as so supplemented and amended, the "Indenture"), relating to the Notes, and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933 (the "Securities Act").

          2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes, we will do so only (A) to the Company, or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

          3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certification, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          5. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                             Very truly yours,

                                             [Name of Transferee]



                                             By:  ______________________________
                                                  Authorized Signature

                          Form of Certificate to be
                         Delivered in Connection with
                   Transfers to Non-QIB Accredited Investors
                   -----------------------------------------

                                                                          [DATE]


The Bank of New York
101 Barclay Street
New York, NY 10286
Attention:  Corporate Trust Administration

Re:  Raytheon Company (the "Company")
     --------------------------------
     $800,000,000 7.90% Notes Due 2003 (the "Notes")
     -----------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed purchase of the Notes, we confirm that:

          1. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of July 3, 1995, as supplemented and amended by the Supplemental Indenture dated as of March 7, 2000 (as so supplemented and amended, the "Indenture"), relating to the Notes, and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933 (the "Securities Act").

          2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes, we will do so only (A) to the Company, or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

          3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certification, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          5. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                             Very truly yours,

                                             [Name of Transferee]



                                             By:  ______________________________
                                                  Authorized Signature

                          Form of Certificate to be
                         Delivered in Connection with
                   Transfers to Non-QIB Accredited Investors
                   -----------------------------------------

                                                                          [DATE]

The Bank of New York
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration

Re: Raytheon Company (the "Company")
    --------------------------------
    $850,000,000 8.20% Notes Due 2006 (the "Notes")
    -----------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed purchase of the Notes, we confirm that:

          1. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of July 3, 1995, as supplemented and amended by the Supplemental Indenture dated as of March 7, 2000 (as so supplemented and amended, the "Indenture"), relating to the Notes, and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933 (the "Securities Act").

          2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes, we will do so only (A) to the Company, or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

          3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certification, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          5. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                             Very truly yours,

                                             [Name of Transferee]


                                             By:  ____________________________
                                                  Authorized Signature

                          Form of Certificate to be
                         Delivered in Connection with
                   Transfers to Non-QIB Accredited Investors
                   -----------------------------------------

                                                                          [DATE]

The Bank of New York
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration

Re: Raytheon Company (the "Company")
    --------------------------------
    $400,000,000 8.30% Notes Due 2010 (the "Notes")
    -----------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed purchase of the Notes, we confirm that:

          1. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of July 3, 1995, as supplemented and amended by the Supplemental Indenture dated as of March 7, 2000 (as so supplemented and amended, the "Indenture"), relating to the Notes, and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933 (the "Securities Act").

          2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes, we will do so only (A) to the Company, or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

          3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certification, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          5. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                                Very truly yours,

                                                [Name of Transferee]


                                                By:  ___________________________
                                                     Authorized Signature

                                                                       EXHIBIT E
                                                                       ---------




                     Form of Certificate to Be Delivered
                         in Connection with Transfers
                           Pursuant to Regulation S
                    -------------------------------------

                                                                          [DATE]


The Bank of New York
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration


Re: Raytheon Company (the "Company")
    --------------------------------
    $200,000,000 Floating Rate Notes Due 2002 (the "Notes")
    -------------------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933 and, accordingly, we represent that:

          (1) the offer of the Notes was not made to a person in the United States;

          (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

          (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                           Very truly yours,

                                           [Name of Transferor]


                                           By:___________________________
                                              Authorized Signature

                      Form of Certificate to Be Delivered
                         in Connection with Transfers
                           Pursuant to Regulation S
                     --------------------------------------

                                                                          [DATE]


The Bank of New York
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration


Re: Raytheon Company (the "Company")
    --------------------------------
    $800,000,000 7.90% Notes Due 2003 (the "Notes")
    -----------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933 and, accordingly, we represent that:

          (1) the offer of the Notes was not made to a person in the United States;

          (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

          (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                               Very truly yours,

                                               [Name of Transferor]


                                               By:__________________________
                                                  Authorized Signature

                     Form of Certificate to Be Delivered
                         in Connection with Transfers
                           Pursuant to Regulation S
                    -------------------------------------

                                                                          [DATE]


The Bank of New York
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration


Re: Raytheon Company (the "Company")
    --------------------------------
    $850,000,000 8.20% Notes Due 2006 (the "Notes")
    -----------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933 and, accordingly, we represent that:

          (1) the offer of the Notes was not made to a person in the United States;

          (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

          (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                               Very truly yours,

                                               [Name of Transferor]


                                               By:_________________________
                                                  Authorized Signature

                     Form of Certificate to Be Delivered
                         in Connection with Transfers
                           Pursuant to Regulation S
                    -------------------------------------

                                                                          [DATE]


The Bank of New York
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration


Re: Raytheon Company (the "Company")
    --------------------------------
    $400,000,000 8.30% Notes Due 2010 (the "Notes")
    -----------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933 and, accordingly, we represent that:

          (1) the offer of the Notes was not made to a person in the United States;

          (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

          (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                               Very truly yours,

                                               [Name of Transferor]


                                               By:__________________________
                                                  Authorized Signature